NANOMETRICS INCORPORATED
2005 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT
(Performance-Based Vesting)

NOTICE OF GRANT OF RESTRICTED STOCK UNITS
Unless otherwise defined herein, the terms defined in the 2005 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Notice of Grant of Restricted Stock Units (the “Notice of Grant”) and Terms and Conditions of Restricted Stock Units, attached hereto as Exhibit A (together, the “Agreement”).
Participant:
Address:

Participant has been granted an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Agreement, as follows:
Grant Number
Date of Grant
Vesting Commencement Date
Target Number of Restricted Stock Units
Maximum Number of Restricted Stock Units
Vesting Schedule:

The Restricted Stock Units that may vest based upon the performance and service conditions specified in Attachment I

In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the Restricted Stock Unit, the Restricted Stock Unit and Participant’s right to acquire any Shares hereunder will immediately terminate.
By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Agreement. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and Award Agreement. Participant

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hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and the Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.
PARTICIPANT                    NANOMETRICS INCORPORATED

Signature                        By

Print Name                        Title

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EXHIBIT A
TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS
1.    Grant. The Company hereby grants to the Participant named in the Notice of Grant (the “Participant”) under the Plan the number of Restricted Stock Units indicated in the Notice of Grant, subject to all of the terms and conditions in this Agreement and the Plan, which is incorporated herein by reference. Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail.
2.    Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share on the date it vests (or at such later time indicated in this Agreement). Unless and until the Restricted Stock Units will have vested in the manner set forth in Sections 3,4 or Section 17 of the Plan, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Any Restricted Stock Units that vest in accordance with this Agreement will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares, subject to Participant satisfying any applicable tax withholding obligations as set forth in Section 6. Subject to the provisions of Section 4, such vested Restricted Stock Units shall be paid in Shares as soon as practicable after vesting, but in each such case no later than the date that is two-and-one-half months from the end of the Company’s tax year that includes the vesting date.
3.    Vesting Schedule. Except as provided in Sections 4 and 11 and Section 17 of the Plan, and subject to Section 5, the Restricted Stock Units awarded by this Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.
4.    Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator.
Notwithstanding anything in the Plan or this Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination as a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made

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until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless the Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to the Participant’s estate as soon as practicable following his or her death. It is the intent of this Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Agreement, “Section 409A” means Section 409A of the Internal Revenue Code of 1986, as amended, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.
5.    Forfeiture upon Termination of Status as a Service Provider. Notwithstanding any contrary provision of this Agreement, the balance of the Restricted Stock Units that have not vested as of the time of Participant’s termination as a Service Provider for any or no reason will be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company and Participant’s right to acquire any Shares hereunder will immediately terminate.
6.    Death of Participant. Any distribution or delivery to be made to Participant under this Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator or, if no such beneficiary has been designated or survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
7.    Withholding of Taxes. When Shares are issued as payment for vested Restricted Stock Units, the Company (or the employing Parent or Subsidiary) will withhold a portion of the Shares that have an aggregate market value sufficient to pay the minimum federal, state and local income, employment and any other applicable taxes required to be withheld by the Company (or the employing Parent or Subsidiary) with respect to the Shares, unless the Company, in its sole discretion, requires the Participant to make alternate arrangements satisfactory to the Company for such withholdings in advance of the arising of any withholding obligations. The number of Shares withheld pursuant to the prior sentence will be rounded up to the nearest whole Share, with no refund provided for any value of the Shares withheld in excess of the tax obligation as a result of such rounding, all pursuant to such procedures as the Administrator may specify from time to time.
Notwithstanding any contrary provision of this Agreement, no Shares will be issued unless and until unless and until all income, employment and other taxes which the Company determines must be withheld or collected with respect to such Shares have been withheld. In addition and to the maximum extent permitted by law, the Company (or the employing Parent or Subsidiary) has the right to retain without notice from salary or other amounts payable to the Participant, cash having a sufficient value to satisfy any tax withholding obligations that the Company determines cannot be satisfied through the withholding of otherwise deliverable Shares. All income and other taxes

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related to the Restricted Stock Units and any Shares delivered in payment thereof are the sole responsibility of the Participant.
8.    Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
9.    No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF RESTRICTED STOCK UNITS OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
10.    Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company, in care of its Secretary, at 1550 Buckeye Drive, Milpitas, CA 95035 USA, or at such other address as the Company may hereafter designate in writing.
11.    Changes in Restricted Stock Units. In the event that as a result of a stock or extraordinary cash dividend, stock split, distribution, reclassification, recapitalization, combination of Shares or the adjustment in capital stock of the Company or otherwise, or as a result of a merger, consolidation, spin-off or other corporate transaction or event, the Restricted Stock Units will be increased, reduced or otherwise affected, and by virtue of any such event the Participant will in his or her capacity as owner of unvested Restricted Stock Units which have been awarded to him or her (the “Prior Restricted Stock Units”) be entitled to new or additional or different shares of stock, cash or other securities or property (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities or property will thereupon be considered to be unvested Restricted Stock Units and will be subject to all of the conditions and restrictions that were applicable to the Prior Restricted Stock Units pursuant to this Agreement and the Plan. If the

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Participant receives rights or warrants with respect to any Prior Restricted Stock Units, such rights or warrants may be held or exercised by the Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be unvested Restricted Stock Units and will be subject to all of the conditions and restrictions which were applicable to the Prior Restricted Stock Units pursuant to the Plan and this Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants; provided, however, that the payment of such new or additional awards shall be made at the same time or times as if such awards had vested in accordance with the vesting schedule set forth on the first page of this Agreement (whether or not the Participant remains employed by the Company or by one of its Affiliates as of such date(s)).
12.    Grant is Not Transferable. Except to the limited extent provided in Section 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.
13.    Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
14.    Restrictions on Sale of Securities. The Shares issued as payment for vested Restricted Stock Units under this Agreement will be registered under U.S. federal securities laws and will be freely tradable upon receipt. However, Participant’s subsequent sale of the Shares may be subject to any market blackout-period that may be imposed by the Company and must comply with the Company’s insider trading policies, and any other applicable securities laws.
15.    Additional Conditions to Issuance of Stock. The Company shall not be required to issue any certificate or certificates for Shares hereunder prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any U.S. state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any U.S. state or federal governmental agency, which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.
15.    Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions

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of the Plan, the provisions of the Plan will govern. Capitalized terms used and not defined in this Agreement will have the meaning set forth in the Plan.
16.    Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.
17.    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.
18.    Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
19.    Agreement Severable. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Opton Agreement will continue in full force and effect.
20    Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Agreement, the parties agree to work in good faith to revise this Agreement as necessary or advisable to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.
21.    Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.
22.    Governing Law. This Agreement shall be governed by the laws of the State of California, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award of Restricted Stock Units or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such

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litigation shall be conducted in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award of Restricted Stock Units is made and/or to be performed.

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ATTACHMENT I

AWARD DETERMINATION, VESTING AND ISSUANCE CRITERIA

Subject to Participant’s Continuous Status as a Service Provider through a Vesting Date (as defined below) and the other terms and conditions of this Award, the Restricted Stock Units (referred to in this Attachment I as “PRSUs”) granted hereunder shall vest as determined below.
A.    Performance Period. The performance period commences __________, 20__ and ends on __________, 20__ (the “Performance Period”). Within the Performance Period, there are three measurement periods (each a “Measurement Period”):

•	__________, 20__ through __________, 20__ (the “First Measurement Period”),

•	__________, 20__ through _________, 20__ (the “Second Measurement Period”), and

•	__________, 20__ through __________, 20__ (the “Third Measurement Period”).
B.    Performance Criteria. PRSUs shall vest under the Award based on the Relative Stock Price Performance Rank of the Company during a Measurement Period as compared to the Stock Price Performance of the 30 members of the NASDAQ PHLX Semiconductor Sector Index as of __________, 20__ (collectively the “Index” and each company an “Index Peer Company”). For purposes of the Index:

•	New entrants to the NASDAQ PHLX Semiconductor Sector Index after ________, 20__are not considered part of the Index.

•
Any company that falls out of the NASDAQ PHLX Semiconductor Sector Index prior to the end of the Performance Period, but continues actively trading on a U.S. public securities market or exchange, remains in the Index.

•
In the event of a bankruptcy or insolvency of an Index Peer Company during a Measurement Period, such company shall remain in the Index Peer Company and the lowest rank shall be assigned to such an Index Peer Company for purposes of calculating the Company’s Relative Stock Price Performance.

C.    Calculation of Relative Stock Price Performance and Definitions.

“Relative Stock Price Performance” means the Company’s Stock Price Performance relative to the Stock Price Performance of the Index Peer Companies, expressed as a percentile level. The Relative Stock Price Performance will be determined first by ranking the Company and the Index Peer Companies from highest to lowest according to their respective Stock Price Performances as of the end of the applicable Measurement Period. After this ranking, the percentile performance of the Company relative to the Index Peer Companies will be determined as follows:

P = 1 –	R – 1
N – 1

where:	“P” represents the percentile performance (which will be rounded, if necessary, to the nearest whole percentile by application of regular rounding principles).

“N” represents the remaining number of Index Peer Companies for the Measurement Period, plus the Company

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“R” represents Company’s average ranking among the Index Peer Companies for the Measurement Period.

“Stock Price Performance” shall mean a percentage increase in the value of the common stock of the Company or an Index Peer Company for a Measurement Period, determined by dividing: (a) the difference obtained by subtracting the Beginning Price from the Average Stock Price by (b) the Beginning Price.
“Average Stock Price” means the average appreciation in a company’s stock price from the beginning to the end of the Measurement Period, which will be calculated by dividing: (a) the sum of the Beginning Price and each Quarterly Ending Price by (b) the number of fiscal quarters of the Company in the relevant Measurement Period plus 1 (e.g., 5 in the case of the First Measurement Period).
“Beginning Price” means the average closing price of a share of common stock of the Company or an Index Peer Company over the 50 trading days ending on _________, 20_.
“Quarterly Ending Price” means, except as modified in Section F below, the average closing price of a share of common stock of the Company or an Index Peer Company over the 50 trading days ending on and including the last trading day of the relevant fiscal quarter of the Company.
The Beginning Price and each Quarterly Ending Price will be adjusted for stock splits or similar changes in capital structure.
D.    Award Determination and Vesting Requirements. The vesting dates for the PRSUs shall be _________, 20__ for the First Measurement Period, _________, 20__ for the Second Measurement Period, and __________, 20__ for the Third Measurement Period (each a “Vesting Date”).  As soon as practicable following completion of a Measurement Period, and in any event on or prior to the Vesting Date for that Measurement Period, the Committee will determine and certify the Company’s Relative Stock Price Performance for the Measurement Period. The date of the Committee’s determination and certification is the “Certification Date.” Except as specifically provided below, vesting of PRSUs is subject to Participant’s Continuous Status as a Service Provider through the Vesting Date for the applicable Measurement Period. Except as specifically provided below, Shares with respect of the number of the PRSUs that vest will generally be issued within 30 days of the Vesting Date for the applicable Measurement Period, but in no event later than March 15 of the year following the year in which the Certification Date for that Measurement Period occurs. Any portion of the Award that will not vest on a Vesting Date because of the Company’s Relative Stock Price Performance for a Measurement Period will immediately terminate and be forfeited and canceled effective as of the last day of that Measurement Period.

E.    Calculation of Number of Vested PRSUs. The number of PRSUs that shall vest for each Measurement Period on a Certification Date is equal to the product of (1) the Target PRSUs and (2) the applicable Performance Multiplier, as determined below.

Performance	Relative Stock Price Performance (%ile)	Performance Multiplier
Maximum	75th Percentile and above	150%
Target	50th	100%
Threshold	10th	10%
	Below 10th Percentile	0%

The Performance Multiplier shall be determined by linear interpolation for any achievement of the Relative Stock Price Performance which falls between the above threshold, target and maximum levels; provided that there shall be no linear interpolation for a Relative Stock Price Performance that is less than 10%. The maximum possible payout is 150% of the Target PRSUs; however the Performance Multiplier will in no event exceed 100% if the Company’s actual Stock

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Price Performance for the Measurement Period is negative, even if the Relative Stock Price Performance is above the 50th percentile.
F.    Treatment on Change in Control.

1.    Calculation of Remainder PRSUs. In the event of a Change in Control (as defined in Section 2(i) of the Plan) that occurs before the scheduled end of the Performance Period, the number of remaining PRSUs that may potentially vest under the Award (the “Remainder PRSUs”) will be determined immediately prior to the Change in Control based upon the Company’s Relative Stock Price Performance during the portion of the Measurement Period that precedes the effective date of the Change in Control (the “Short Measurement Period”). For purposes of such determination, the Company’s Average Stock Price for the Short Measurement Period will be calculated in the manner provided in Section C above, except as follows:

•
Except as provided below, the final Quarterly Ending Price shall be calculated using the actual number of trading days in the Company’s fiscal quarter ending on the date that the Change of Control is deemed to occur.

•
In the case of a Change in Control where a per share purchase price for the Company’s common stock is set in the transaction (for example, the acquiror in a tender offer agrees to pay $X per share for the Company’s common stock, or the per share amount of proceeds distributable to holders of common stock in a merger is determinable as of the closing) (the “Deal Price”), the Deal Price shall be used as the final Quarterly Ending Price.

•	The denominator of the formula for calculating Average Stock Price for the Short Measurement Period shall be appropriately adjusted.

Example: Assume the Company is acquired on February 1, 2017 in a merger where the price paid to common stockholders was $20.00 per share. Prior to such date, the Beginning Price was $14.77 and for simplicity assume the Quarterly Ending Price for each successive full fiscal quarter prior to the Change of Control was $15.00. The Average Stock Price for the Short Measurement Period (December 28, 2014 through February 1, 2017) would be $15.48 [($14.77 + ($15.00 * 8) + $20.00) ÷ 10].

For avoidance of doubt, this provision is intended to result in determination of a number of PRSUs that may potentially vest under the Award following the Change in Control without Committee certification. Any then-unvested PRSUs that do not qualify as Remainder PRSUs will immediately terminate and be forfeited upon the consummation of the Change in Control transaction.

2.    Continued Service Condition. Subject to Section G.2 below, if the acquiring or surviving corporation in the Change in Control assumes, continues or substitutes the Award on substantially the same terms and conditions as in effect prior to the Change in Control, then subject to Participant’s Continued Status as a Service Provider through the end of the Performance Period, the Remainder RSUs shall vest in equal installments on the Vesting Date of each remaining Measurement Period. For the avoidance of doubt, in connection with any such assumption, continuation or substitution, the Remainder PRSUs are automatically converted into a time-based vesting award and the performance goals shall no longer apply. In the event of a Change in Control where the acquiring or surviving corporation will not assume, continue or substitute the Award on substantially the same terms and conditions as in effect prior to the Change in Control, the Remainder PRSUs will vest immediately prior to the consummation of the Change in Control, and the shares of Common Stock will be issued in settlement of the vested Remainder PRSUs immediately prior to the consummation of the Change in Control.

G.    Effect of Termination During Performance Period.

1.     No Acceleration on Termination Before Expiration of Performance Period. Subject to Section G.2 below, if Participant’s Continuous Status as a Service Provider terminates for any reason prior to the scheduled end of the Performance Period, any then-unvested PRSUs will immediately terminate and be forfeited effective on Participant’s

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termination date. For the avoidance of doubt, this provision shall supersede any vesting acceleration provisions in any offer letter, employment agreement, severance agreement, change in control agreement or other agreement between Participant and the Company.

2.    Qualifying Termination Following a Change in Control. In the event that Participant experiences a Qualifying Termination on or within twelve months following a Change in Control, any then-unvested Remainder PRSUs shall vest in full as of Participant’s termination date. For purposes of the Award, including this Attachment I, a “Qualifying Termination” means a termination of Participant without Cause by the Company, or Participant’s resignation for Good Reason, in each case as defined in the Executive Severance Agreement between Participant and the Company dated __________, 20__, as may be amended from time to time (the “Severance Agreement”).

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